Exhibit 10.39


                         JOINT DISBURSEMENT INSTRUCTIONS
                         FOR CLOSING: SEPTEMBER 15, 2005


The undersigned do hereby:

     1. Acknowledge the acceptance of subscriptions from purchasers representing gross proceeds of $1,150,000 from the sale of Convertible Debentures of STARTECH ENVIRONMENTAL CORPORATION, a Colorado corporation (the "Company").

     2. Represent that all conditions precedent to closing of the Company's offering of Convertible Debentures have been satisfied or deferred; and direct that David Gonzalez, Esq. disburse the gross proceeds of the offering as the joint direction of the undersigned as follows:

     To be disbursed via wire transfer in immediately available U.S. funds, payable to the following parties:

         Gross Proceeds                                          $   1,150,000
         Less Fees:
         To Yorkville Advisors Management
              Commitment Fee (10% of Gross Proceeds)             $    (115,000)
              Structuring Fees (SEDA)                            $     (20,000)
              Structuring Fees (CD)                              $     (10,000)

Net Proceeds to the Company                                      $   1,005,000
                                                                 -------------



STARTECH ENVIRONMENTAL                          CORNELL CAPITAL PARTNERS, LP
CORPORATION                                     By:     Yorkville Advisors, LLC
                                                Its:    General Partner


By:        /s/ Peter J. Scanlon                 By:  /s/ Mark Angelo
           --------------------                      ---------------
Name:      Peter J. Scanlon                     Name: Mark Angelo
Its:       CFO                                  Its:  Portfolio Manager